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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Information Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Information Services Group, Inc.
Four Stamford Plaza
107 Elm Street
Stamford, Connecticut
(203) 517-3100

April 10, 2008

TO THE STOCKHOLDERS OF
Information Services Group, Inc.:

        You are cordially invited to attend the Annual Meeting of Stockholders of Information Services Group, Inc. (the "Company") on May 13, 2008, at 10:00 a.m. Eastern Time, which will be held at the offices of the Company, Four Stamford Plaza, 107 Elm Street, Stamford, Connecticut.

        Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        Accompanying this Proxy Statement is the Company's 2007 Annual Report to Stockholders.

        We hope that you will attend the Annual Meeting. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by completing, signing, dating and returning your proxy form in the enclosed envelope.

Sincerely yours,
Michael P. Connors Chairman and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy by mail in order to ensure the presence of a quorum. If you attend the meeting and do not hold your shares through an account with a brokerage firm, bank or other nominee, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares and revoke your vote, if necessary.

Information Services Group, Inc.
Four Stamford Plaza
107 Elm Street
Stamford, Connecticut
(203) 517-3100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2008

TO THE STOCKHOLDERS:

        Notice is hereby given that the Annual Meeting of Stockholders of Information Services Group, Inc. (the "Company") will be held at the Company's offices, Four Stamford Plaza, 107 Elm Street, Stamford, Connecticut on May 13, 2008, at 10:00 a.m. Eastern Time, for the following purposes:

          1.     To elect two directors to serve for a three-year term and until their successors have been elected and qualified.

          2.     To ratify the engagement of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

          3.     To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 7, 2008 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at Four Stamford Plaza, 107 Elm Street, Stamford, Connecticut.

        Beginning April 10, 2008, this Notice and this Proxy Statement are being sent to stockholders of record.

By Order of the Board of Directors,
Michael P. Connors Chairman and Chief Executive Officer

Stamford, Connecticut
April 10, 2008

IMPORTANT: Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. Most stockholders are unable to attend the Annual Meeting. By appointing a proxy your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. You can vote your shares by completing and returning your proxy card. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions on the proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of Information Services Group, Inc., a Delaware corporation ("ISG," "Company," "we," "us," and "our"), for use at its Annual Meeting of Stockholders to be held on May 13, 2008 (the "Annual Meeting"), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about April 10, 2008.

SOLICITATION AND VOTING

        Only stockholders of record as of the close of business on April 7, 2008 will be entitled to vote at the meeting and any postponement or adjournment thereof. As of that time, we had 31,357,511 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws require that a quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the shares entitled to vote are present in person or by proxy. Shares will be counted towards the quorum only if the stockholder submits a valid proxy (or one is submitted on his behalf by his broker, bank or other nominee) or if the stockholder votes in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting until a quorum is present.

        The proxy accompanying this proxy statement is solicited on behalf of our Board of Directors for use at the Annual Meeting and any adjournments of the Annual Meeting, and the expenses of solicitation of proxies will be borne by us. The solicitation will be made primarily by mail, but our officers and regular employees may also solicit proxies by telephone, facsimile, via the Internet or in person. We also have retained Innisfree M&A Incorporated ("Innisfree") to assist in soliciting proxies. ISG expects to pay Innisfree approximately $8,500 plus expenses in connection with its solicitation of proxies.

        Stockholders whose shares are registered in their own names may vote by returning a proxy card. Please complete, sign and return the proxy card in the self-addressed, postage paid envelope provided.

        All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder whose shares are registered in their own name has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you hold shares in street name, through a bank, broker or other nominee, please contact the bank, broker or other nominee to revoke your proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our amended and restated certificate of incorporation provides that the Board of Directors of the Company is divided into three classes with one class of directors being elected each year and each class serving a three-year term. Robert J. Chrenc and Gerald S. Hobbs, constitute a class with a term that expires at this Annual Meeting (the "Class I Directors"); R. Glenn Hubbard and Donald C. Waite III constitute a class with a term that expires at the annual meeting in 2009 (the "Class II Directors"); and Michael P. Connors and Robert E. Weissman constitute a class with a term that expires at the annual meeting in 2010 (the "Class III Directors").

        The full Board of Directors has considered and nominated the following slate of Class I nominees for a three-year term expiring in 2011: Robert J. Chrenc and Gerald S. Hobbs. Action will be taken at the Annual Meeting for the election of these Class I nominees. Set forth below is information regarding the nominees to the Board of Directors for election as a director.

        It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of Robert J. Chrenc and Gerald S. Hobbs. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee(s) as we may designate.

        If a quorum is present and voting, each of the two nominees receiving a plurality of votes cast will be elected. Proxies cannot be voted for more than two nominees. Abstentions and broker non-votes will have no effect on the outcome of the vote.

        Nominees to the Board of Directors to serve until the third succeeding annual meeting of stockholders after their election and until their successors have been elected and qualified are:

Name	Age	Director Since
Robert J. Chrenc	63	2006
Gerald S. Hobbs	66	2008

        The principal occupations and qualifications of each nominee for director are as follows. There are no family relationships among any of our directors or executive officers.

        Robert J. Chrenc has served as our Director since August 2006. Mr. Chrenc served as Executive Vice President and Chief Financial Officer of ACNielsen Corporation, a leading provider of marketing information, from June 1996 to February 2001. Mr. Chrenc was promoted to Executive Vice President and Chief Administrative Officer in February 2001 and served in this capacity until his retirement in December 2001. Since 2001, Mr. Chrenc has remained retired with the exception of certain director positions. Until January 2007, Mr. Chrenc served as a director of Symbol Technologies Inc., a leading provider of products and solutions that capture, move and manage information, and as non-executive Chairman of its Board of Directors. In April 2007, Mr. Chrenc was elected a member of the Board of Directors of Monster Worldwide, Inc., the parent company of Monster.com, a global online employment solution.

        Gerald S. Hobbs has served as our Director since January 2008. Mr. Hobbs is a managing director and an operating partner at Boston Ventures. Previously, Mr. Hobbs was the Chairman and CEO of VNU, Inc., now The Nielsen Company, and Vice-Chairman of the Executive Board of VNU N.V. until his retirement in April 2003. Mr. Hobbs has served as Chairman and Director of the American Business Media, BPA International and the Advertising Council, Inc. He is currently a Director of BNA, Inc. and The Nielsen Company.

The Board of Directors recommends a vote "FOR" the nominees named above.

CORPORATE GOVERNANCE

Responsibilities of the Board of Directors

        Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Director Independence

        Our Board of Directors has six directors and the Board of Directors has affirmatively determined that all of the directors, other than Mr. Connors, including those who serve on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are "independent" for purposes of the The Nasdaq Stock Market LLC ("Nasdaq") listing standards and federal securities laws. In the course of the Board of Directors' determination regarding the independence of each non-management director, it considered any transactions, relationships and arrangements as required by the applicable Nasdaq rules and the rules and regulations of the Securities and Exchange Commission (the "SEC").

Executive Sessions

        Our independent directors hold regularly scheduled meetings at which only independent directors are present.

Meeting Attendance

        Directors are expected to attend Board meetings and meetings of the committees on which they serve and to spend the time needed, and meet as frequently as necessary, in order to properly discharge their responsibilities. The Board of Directors held twelve meetings during 2007. Each of the standing committees of the Board of Directors held the number of meetings indicated in the table below. During 2007, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors on which such director served held during that period.

        This Annual Meeting will be our first annual stockholder meeting. ISG's policy is to invite each director to attend the Company's annual meeting of stockholders, but does not require attendance by all directors. ISG periodically monitors and reassesses this policy to ensure the Board remains open and available for shareholder communications.

Committees of the Board of Directors

        The Audit, Compensation, and Nominating and Corporate Governance Committees each operate under a written charter adopted by the Board of Directors. Copies of these charters are available on our website (www.informationsg.com/governance).

        The following table sets forth the three standing committees of the Board of Directors, the members of each committee during the last fiscal year and the number of meetings held by each committee during the last fiscal year:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Michael P. Connors
Robert J. Chrenc	Chairman	Member	Member
R. Glenn Hubbard	Member	Member	Chairman
Robert E. Weissman	Member	Chairman	Member
	4 Meetings	2 Meetings	0 Meetings

Audit Committee

        Our Audit Committee consists of Mr. Chrenc, as Chairman, Mr. Hobbs, Dr. Hubbard, Mr. Waite and Mr. Weissman. The Audit Committee is responsible for, among other things:

  •
  selecting, appointing, compensating, retaining and terminating our independent registered public accounting firm;

  •
  overseeing the auditing work of any independent registered public accounting firm employed by us, including the resolution of any disagreement between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

  •
  pre-approving audit, other audit, audit related and permitted non-audit services to be performed by the independent registered public accounting firm and related fees;

  •
  meeting with our independent registered public accounting firm to review the proposed scope of the annual audit of our financial statements and to discuss such other matters that it deems appropriate;

  •
  reviewing the findings of the independent registered public accounting firm with respect to the annual audit;

  •
  meeting to review and discuss with management and the independent registered public accounting firm our periodic financial reports prior to our filing them with the SEC and reporting annually to the Board of Directors with respect to such matters;

  •
  reviewing with our financial and accounting management, the independent registered public accounting firm and internal auditor the adequacy and effectiveness of our internal control over financial reporting, financial reporting process and disclosure controls and procedures; and

  •
  reviewing the internal audit function.

        In accordance with applicable federal securities laws and the rules of Nasdaq, we have adopted an Audit Committee charter that incorporates these duties and responsibilities.

        The Audit Committee will at all times be composed exclusively of "independent directors" who are able to read and understand fundamental financial statements. In addition, ISG must certify to Nasdaq that it has, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication. The Board of Directors has determined that Mr. Chrenc satisfies Nasdaq's definition of financial sophistication and also qualifies as an "audit committee financial expert," as defined under the rules and regulations of the SEC.

        Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Compensation Committee

        The Compensation Committee consists of Mr. Weissman, as Chairman, Mr. Chrenc, Mr. Hobbs, Dr. Hubbard and Mr. Waite. The Compensation Committee is responsible for administering the 2007 Equity Incentive Plan and the 2007 Employee Stock Purchase Plan. The Compensation Committee is also responsible for, among other things:

  •
  reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation;

  •
  reviewing with the Chief Executive Officer the performance and compensation for all other executive officers;

  •
  reviewing and discussing the compensation, discussion and analysis section contained in this Proxy Statement; and

  •
  reviewing and establishing policies concerning any management perquisite and similar benefits.

        In accordance with applicable federal securities laws and the rules of Nasdaq, ISG has adopted a Compensation Committee charter that delineates these duties and responsibilities.

        The Board of Directors has determined that all of the members of the Compensation Committee meet the independence requirements mandated by Nasdaq, the rules of the SEC, the Internal Revenue Service, in each case as they are applicable to serving on the Compensation Committee, and our standards of independence.

        No executive officer of ISG: (1) served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of ISG; (2) served as a director of another entity, one of whose executive officers served on the Compensation Committee of ISG; or (3) served as a member of the compensation committee of another entity, one of whose executive officers served as a director of ISG.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Dr. Hubbard, as Chairman, Mr. Chrenc, Mr. Hobbs, Mr. Waite and Mr. Weissman. The Nominating and Corporate Governance Committee is responsible for, among other things:

  •
  developing, recommending and monitoring corporate governance guidelines for ISG and the Board of Directors;

  •
  identifying and reviewing the qualifications of candidates for Board membership;

  •
  recommending to the Board of Directors candidates to fill vacancies on the Board which occur between annual meetings of stockholders or for election at annual meetings;

  •
  recommending to the Board of Directors criteria regarding the composition of the Board, the total size of the Board and the proportion of employee and non-employee directors;

  •
  recommending to the Board of Directors committee memberships and chairpersons; and

  •
  consulting with the Board of Directors annually regarding the independence of each member of the Board.

        In accordance with applicable federal securities laws and the rules of Nasdaq, ISG has adopted a Nominating and Corporate Governance Committee charter that delineates these duties and responsibilities.

        The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee meet the independence requirements mandated by Nasdaq, the rules of the SEC, in each case as they are applicable to serving on the Nominating and Corporate Governance Committee, and our standards of independence.

        The Nominating and Corporate Governance Committee will consider candidates for nomination as a director recommended by stockholders, directors, officers, third party search firms and other sources. In identifying candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee takes into account, without limitation, factors such as judgment, skill, diversity, character, integrity, collegiality, willingness to act upon and be accountable for majority Board decisions, experience (particularly with businesses and other organizations of comparable size and within similar or related industries) and how that experience interplays with that of the other Board members, independence from management, and the ability of the candidate to attend Board and Committee meetings regularly and to devote an appropriate amount of time and effort in preparation for those meetings. Ultimately, the Nominating and Corporate Governance Committee will nominate those individuals who it believes will, in conjunction with other members of the Board, best collectively serve the long-term interests of the Company's stockholders.

        In assessing stockholder nominees, the Nominating and Corporate Governance Committee will consider the same criteria utilized for other candidates, but will also consider whether the candidate can serve the best interests of all stockholders of the Company and not be beholden to the sponsoring person or group. Individuals recommended by stockholders for nomination as a director will be considered in accordance with the procedures described under "Stockholder Proposals and Nominations."

Code of Ethics

        We have adopted a code of ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of Nasdaq. You may obtain a copy of ISG's code of ethics, free of charge, by contacting our Corporate Secretary. You can also find a link to the code on our website (www.informationsg.com). ISG intends to disclose amendments to or waivers from a required provision of its code on Form 8-K.

Certain Relationships and Transactions with Related Persons

        On February 6, 2007, ISG entered into a registration rights agreement with certain stockholders including Oenoke Partners, LLC, which is an affiliate of our officers ("Oenoke"), Robert J. Chrenc, Dr. R. Glenn Hubbard and Robert E. Weissman under which these stockholders are entitled to make up to two demands that we register the resale of their shares and warrants and shares underlying the warrants. These stockholders may elect to exercise these registration rights at any time, subject to the transfer restrictions imposed by the lock-up agreements. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to November 16, 2007, subject to the transfer restrictions imposed by the lock-up agreements. ISG will bear the expenses incurred in connection with the filing of any such registration statements.

        On August 2, 2006 and October 3, 2006, Oenoke advanced to ISG, pursuant to two separate loans, a total of $250,000. ISG used the proceeds from these loans to pay a portion of the expenses of ISG's initial public offering, which was consummated on February 6, 2007 (the "IPO"). The first loan, for $100,000, bore interest at a rate of 5% per annum, compounded semiannually, and was due on the earlier of August 1, 2007 and the consummation of the IPO. The second loan, for $150,000, also bore interest at a rate of 5% per annum, compounded semiannually, and was due on the earlier of October 3, 2007 and the consummation of the IPO. The loans were repaid out of the proceeds of the IPO not placed into the trust account.

        ISG's policy is to require that any transaction with a related person required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by a majority of independent, disinterested directors. ISG has not adopted procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case-by-case basis.

Stockholder Communications with Directors

        Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board of Directors) at the following address and fax number:

Name of the Director(s)
c/o Corporate Secretary
Information Services Group, Inc.
Four Stamford Plaza
107 Elm Street
Stamford, Connecticut
Fax: (203) 517-3199

        Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the Chairman of the Board of Directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

        The Chairman of the Board of Directors will determine whether any communication addressed to the entire Board of Directors should be properly addressed by the entire Board of Directors or a committee thereof. If a communication is sent to the Board of Directors or a committee, the Chairman of the Board or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with our General Counsel.

PROPOSAL NO. 2
RATIFICATION OF ENGAGEMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        On January 8, 2008, the Board of Directors dismissed Rothstein, Kass & Company, P.C. as the Company's independent registered public accounting firm and engaged PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2007. Prior to January 8, 2008, Rothstein, Kass & Company, P.C. acted as our independent registered public accounting firm since its appointment in the fiscal year ended December 31, 2006.

        The decision to change independent auditors was recommended by our Audit Committee and approved by our Board of Directors. We did not consult with PricewaterhouseCoopers LLP regarding any matters prior to its engagement.

        From July 20, 2006 (our inception) through January 8, 2008, there were no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C., would have caused Rothstein, Kass & Company, P.C. to make reference to the subject matter in connection with their opinion on our consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company gave permission to Rothstein, Kass & Company, P.C. to respond fully to the inquiries of the successor auditor, including concerning the subject matter of this reportable event.

        The Company requested that Rothstein, Kass & Company, P.C. furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter, dated January 9, 2008, is filed as Exhibit 16.1 to the current report on Form 8-K filed with the SEC on January 9, 2008.

        From July 20, 2006 (our inception) through January 8, 2008, the Company did not consult with PricewaterhouseCoopers LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

        On March 7, 2008, the Audit Committee and the Board of Directors engaged PricewaterhouseCoopers LLP to continue in its capacity as independent registered public accounting firm for the fiscal year ending December 31, 2008. Accordingly, the Company is asking the stockholders to ratify the engagement of PricewaterhouseCoopers LLP as its independent registered public accounting firm.

        Although the engagement of PricewaterhouseCoopers LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the selection of its independent registered public accounting firm for the fiscal year ending December 31, 2008. If the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors or the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors or Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

        The Company anticipates that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions at the meeting.

        The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2006 by Rothstein, Kass & Company, P.C. and December 31, 2007 by PricewaterhouseCoopers LLP:

	Fiscal Years
	December 31, 2007	December 31, 2006
Audit Fees(1)	$276,000	$27,500
Audit-Related Fees(2)	38,200	—
Tax Fees(3)	—	10,500
Other Fees(4)	—	—

Total Fees	$314,200	$38,000

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements. For the fiscal year ended December 31, 2007, Audit Fees for professional services for 2007 interim reviews provided by Rothstein, Kass & Company, P.C. and excluded from the table above were $37,500. Audit Fees for professional services provided by PricewaterhouseCoopers LLP to TPI during 2007, but prior to the merger and therefore excluded from the table above, were $277,500 and relate primarily to the audit of the December 31, 2006 financial statements and 2007 interim reviews.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to services rendered in connection with SEC registration statements and work in connection with the acquisition of TPI Advisory Services Americas, Inc. For the fiscal year ended December 31, 2007, Audit-Related Fees for professional services provided by Rothstein, Kass & Company, P.C. and excluded from the table were $333,500. Audit-Related Fees for professional services provided by PricewaterhouseCoopers LLP to TPI during 2007, but prior to the merger and therefore excluded from the table above, were $329,137.

(3)
Includes fees for professional services rendered in fiscal 2006 in connection with tax compliance (including U.S. federal and international returns) and tax consulting. Tax Fees for professional services provided by PricewaterhouseCoopers LLP to TPI during 2007, but prior to the merger and therefore excluded from the table above, were $107,428.

(4)
Includes fees for due diligence work for the acquisition of TPI. For the fiscal year ended December 31, 2007, Other Fees for professional services provided by Rothstein, Kass & Company, P.C. and excluded from the table were $75,000. Other Fees for professional services provided by PricewaterhouseCoopers LLP to TPI during 2007, but prior to the merger and therefore excluded from the table above, were $31,980.

        The Audit Committee has considered whether the provisions of services described in the table above are compatible with maintaining auditor independence. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the

Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended, to the Company's management.

        Approval of this proposal requires the affirmative vote of a majority of the votes cast by holders of shares of ISG common stock represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        The Board of Directors recommends a vote FOR the engagement of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

REPORT OF THE AUDIT COMMITTEE

        The directors who serve on the Audit Committee are all "independent" in accordance with Nasdaq requirements and the applicable SEC rules and regulations. We have reviewed and discussed with management the Company's Annual Report on Form 10-K, which includes the Company's audited consolidated financial statements for the year ended December 31, 2007, and management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2007.

        During 2007, the Audit Committee fulfilled all of its responsibilities under its charter that was effective during 2007. As part of the Company's governance practices, the Audit Committee reviews its charter on an annual basis and, when appropriate, recommends to the Board of Directors changes to its charter. The Board of Directors adopted changes to the Audit Committee charter in January 2008. The revised Audit Committee charter can be obtained through our website (www.informationsg.com).

        We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by the Sarbanes-Oxley Act of 2002 and Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the registered public accounting firm their independence.

        Based on the reviews and discussions referred to above, we recommended to the Company's Board of Directors that the Company's Annual Report on Form 10-K for the year ended December 31, 2007 be filed with the Securities and Exchange Commission.

        During 2007, Robert J. Chrenc, Robert E. Weissman and R. Glenn Hubbard served as members of the Audit Committee.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
THE AUDIT COMMITTEE Mr. Robert J. Chrenc (Chairman) Mr. Robert E. Weissman Dr. R. Glenn Hubbard Mr. Gerald S. Hobbs Mr. Donald C. Waite III

MANAGEMENT

        The following table sets forth certain information concerning each of our executive officers and directors:

Name	Age	Position
Michael P. Connors	52	Chairman of the Board and Chief Executive Officer
Frank Martell	48	Executive Vice President, Chief Financial Officer and Treasurer
Earl H. Doppelt	54	Executive Vice President, General Counsel and Corporate Secretary
Richard G. Gould	49	Executive Vice President
Robert J. Chrenc	63	Director
Gerald S. Hobbs	66	Director
R. Glenn Hubbard	49	Director
Donald C. Waite III	65	Director
Robert E. Weissman	67	Director

Management

        Michael P. Connors has served as our Chairman of the Board and Chief Executive Officer since our inception. Mr. Connors also served as our Secretary and Treasurer from the date of our inception until December 2006. Mr. Connors served as Chairman and CEO of VNU's Media Measurement and Information (MMI) Group from its creation in 2001 until his resignation in 2005. VNU is a leading global information and media company. Mr. Connors was instrumental in creating the MMI Group, which comprises VNU's media information, entertainment, software and internet businesses, including Nielsen Media Research, Nielsen Entertainment and NetRatings. In addition to leading the MMI Group, Mr. Connors served as chairman of VNU World Directories from 2003 to 2004, which included VNU's Yellow Pages and directory businesses operating in seven countries. Mr. Connors also served as a member of the VNU Executive Board. Prior to joining VNU, Mr. Connors was Vice Chairman of ACNielsen Corporation, one of the world's largest marketing information services companies, commencing November, 1996. Prior to that, as Senior Vice President of The Dun & Bradstreet Corporation (D&B), Mr. Connors played a key role in the breakup of D&B into three separate, publicly traded companies, including ACNielsen. Mr. Connors currently serves as a director of R.H. Donnelley Corporation and Eastman Chemical Company. In addition, Mr. Connors served until November 2005 as a member of the Board of Directors of NetRatings, Inc.

        Frank Martell has served as our Executive Vice President, Chief Financial Officer and Treasurer since December 2006. Until December 2006, Mr. Martell was the Chief Operating Officer of ACNielsen Corporation and Chief Executive Officer of ACNielsen Europe and Emerging Markets. He spent the previous 11 years with VNU, ACNielsen Corporation and The Dun & Bradstreet Corporation (D&B) serving in a series of global financial and senior operating positions. He joined D&B in 1995 as Head of Internal Audit, became Corporate Treasurer for ACNielsen worldwide after the spin-off from D&B in 1996 and held a series of executive positions residing in the U.S., Asia and Europe including Chief Financial Officer and President and CEO of ACNielsen Asia Pacific. Prior to joining D&B, Mr. Martell had a 15-year career at General Electric in financial management positions including GE corporate audit.

        Earl H. Doppelt has served as our Executive Vice President, General Counsel and Corporate Secretary since December 2006. Until November 2006, Mr. Doppelt served as Executive Vice President and Chief Legal Officer of VNU, a leading global information and media company. He spent the previous 12 years with VNU, ACNielsen Corporation and The Dun & Bradstreet Corporation (D&B). He joined D&B in 1994 as Senior Vice President and General Counsel and, in 1996, when D&B was broken up into three separate public companies, became Executive Vice President and General Counsel of ACNielsen. Mr. Doppelt was part of the executive team that led the turnaround of ACNielsen into a profitable company. When VNU acquired ACNielsen in 2001, Mr. Doppelt was named Executive Vice President and Chief Legal Officer of VNU. During his career at VNU, ACNielsen and D&B, Mr. Doppelt managed a number of complex M&A transactions including three ownership transitions from the break-up of D&B into three separate companies, the sale of ACNielsen to VNU and the sale of VNU to a private-equity consortium. Prior to joining D&B, Mr. Doppelt was Senior Vice President and Deputy General Counsel of Paramount Communications and earlier a litigator specializing in antitrust and securities matters for the law firm of Paul, Weiss, Rifkind, Wharton and Garrison.

        Richard G. Gould has served as our Executive Vice President since December 2006. Until October 2006, Mr. Gould was with Morgan Stanley where, during a 20-year career, he held several executive positions. His experience with Morgan Stanley included capital markets, global sales management, marketing and new product innovation. He initially joined Morgan Stanley's London office as a sales manager of European Equity Derivatives to start the firm's options, futures and portfolio trading businesses in Europe. He was promoted to Vice President in 1988; Principal in 1990; and Managing Director in 1992. Mr. Gould then moved to Tokyo in October 1992, where he was responsible for equity derivative sales for the Asian Region, subsequently becoming head of the Japanese Equity Division. He moved to Morgan Stanley's New York headquarters in January 1996, where he held executive positions including head of the Global Pensions Group, head of Quantitative Research, head of Global Derivative Sales and later served as co-head of North American equity distribution.

Directors

        Robert J. Chrenc has served as our Director since August 2006. Mr. Chrenc served as Executive Vice President and Chief Financial Officer of ACNielsen Corporation, a leading provider of marketing information, from June 1996 to February 2001. Mr. Chrenc was promoted to Executive Vice President and Chief Administrative Officer in February 2001 and served in this capacity until his retirement in December 2001. Since 2001, Mr. Chrenc has remained retired with the exception of certain director positions. Until January 2007, Mr. Chrenc served as a director of Symbol Technologies Inc., a leading provider of products and solutions that capture, move and manage information, and as non-executive Chairman of its Board of Directors. In April 2007, Mr. Chrenc was elected a member of the Board of Directors of Monster Worldwide, Inc., the parent company of Monster.com, a global online employment solution.

        Gerald S. Hobbs has served as our Director since January 2008. Mr. Hobbs is a managing director and an operating partner at Boston Ventures. Previously, Mr. Hobbs was the Chairman and CEO of VNU, Inc., now The Nielsen Company, and Vice-Chairman of the Executive Board of VNU N.V. until his retirement in April 2003. Mr. Hobbs has served as Chairman, and Director of the American Business Media, BPA International and the Advertising Council, Inc. He is currently a Director of BNA, Inc. and The Nielsen Company.

        R. Glenn Hubbard has served as our Director since August 2006. Dr. Hubbard has served as the Dean of Columbia University, Graduate School of Business since 2004. A Columbia faculty member since 1988, he is also the Russell L. Carson Professor of Finance and Economics in the Department of Economics and Graduate School of Business of Columbia University. Dr. Hubbard is a research associate at the National Bureau of Economic Research and is a visiting scholar and Director of the Tax Policy Program for the American Enterprise Institute. In addition, Dr. Hubbard was Chairman of the President's Council of Economic Advisers from 2001 to 2003. Dr. Hubbard currently serves as a director of ADP, Inc., Duke Realty Corporation, KKR Financial Corp. and Metropolitan Life Insurance Company.

        Donald C. Waite III has served as our Director since January 2008. Mr. Waite is the Director of the Executives-in-Residence Program at Columbia Graduate School of Business, where he is an adjunct professor. Mr. Waite retired from McKinsey & Company, the international management consulting firm, in February 2002 after 36 years of service. From 1996-2002, he was one of three members of the Firm's Office of the Managing Director, and Chairman of the Firm's Investment Committee and Compensation Committee. Mr. Waite sits on the Board of Overseers of the Columbia Graduate School of Business as well as serving as Director of Presstek, Inc..

        Robert E. Weissman has served as our Director since August 2006. Mr. Weissman retired in January 2001 after years of experience as Chief Executive Officer for several public corporations. Most recently, Mr. Weissman was Chairman of the Board of Directors of IMS Health Incorporated (IMS), a provider of information to the pharmaceutical and healthcare industries. He served as both Chairman and Chief Executive Officer of IMS until March 1999 and he continued to serve as Chairman until 2001. Prior to his position with IMS, Mr. Weissman was Chairman and Chief Executive Officer of Cognizant Corporation, the former parent company of IMS, Nielsen Media Research, a provider of media data, and Gartner Group, an information technology research and advisory company, and prior to that, was Chairman and Chief Executive Officer of The Dun & Bradstreet Corporation (D&B) from 1994 to 1996. Prior to his election as Chairman and Chief Executive Officer of D&B, he held the position of President and Chief Operating Officer of that company since 1985. From 2001 to 2005, Mr. Weissman was active as Chairman of Shelburne Partners, a private investment company that works with emerging companies in the United States and Europe. In addition, Mr. Weissman currently serves as a director of State Street Corporation, Pitney Bowes, Inc., and Cognizant Technology Solutions Corporation.

COMPENSATION OF DIRECTORS AND OFFICERS

Executive Compensation

        None of our current executive officers receives compensation; however, to the extent that our current executive officers continue to be involved in management of our business, they will be entitled to receive such compensation as our Compensation Committee may approve.

Director Compensation

        On January 18, 2008, pursuant to the 2007 Equity Incentive Plan, the following members of the ISG Board of Directors each received a grant of 69,444 restricted stock units of ISG common stock: Robert J. Chrenc, Gerald S. Hobbs, R. Glenn Hubbard, Donald C. Waite III and Robert E. Weissman. This grant represents compensation for their service on the Board of Directors for the next two years, and the ISG directors are not expected to receive any other compensation from ISG during this period. The restricted stock units shall become vested in three equal installments on each of the first, second and third anniversaries of January 18, 2008 (or earlier in the event of a change of control of ISG or such director's death or disability).

Compensation Discussion and Analysis

        Currently, none of our executive officers receives compensation. Our Compensation Committee may consider and adopt appropriate executive compensation policies in light of such factors as it deems appropriate.

Compensation Committee Report

        The Compensation Committee has submitted the following report for inclusion in this Proxy Statement.

        Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee's review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to ISG's Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        During 2007, Robert E. Weissman (Chairman), Robert J. Chernc and R. Glenn Hubbard served as members of the Compensation Committee.

        The foregoing report is provided by the following directors, who constitute the Committee:

THE COMPENSATION COMMITTEE Mr. Robert E. Weissman (Chairman) Mr. Robert J. Chernc Mr. Gerald S. Hobbs Dr. R. Glenn Hubbard Mr. Donald C. Waite III

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information regarding the beneficial ownership of ISG common stock as of March 31, 2008 by:

  •
  each person known by ISG to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  •
  each of ISG's officers and directors; and

  •
  all of ISG's officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned, subject to applicable community property laws. As of March 31, 2008, 31,357,511 shares of our common stock were issued and outstanding. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, shares of our common stock that are issuable upon exercise of warrants that are currently exercisable or that are exercisable within 60 days of March 31, 2008 are deemed outstanding.

        Percentage ownership calculations for beneficial ownership are based on 72,214,161 shares outstanding, which assumes (i) the exercise of all outstanding warrants originally issued in the IPO, (ii) the exercise of 6,500,000 outstanding warrants issued in a private placement to Oenoke Partners, LLC just prior to the IPO and (iii) the exercise of the underwriter's unit purchase option for 1,406,250 units each consisting of one share of ISG common stock and one warrant exercisable into a share of ISG common stock at an exercise price of $7.50 per share.

	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Excluding IPO Warrants, Private Placement Warrants and Unit Purchase Option	Including IPO Warrants, Private Placement Warrants and Unit Purchase Option	Excluding IPO Warrants, Private Placement Warrants and Unit Purchase Option	Including IPO Warrants, Private Placement Warrants and Unit Purchase Option
Eric Semler(2)	3,979,300	7,958,600	12.69%	11.02%
Morgan Stanley(3)	4,553,746	4,553,746	14.52%	6.31%
Janus Capital Management LLC(4)	2,958,348	2,958,348	9.43%	4.10%
Wells Fargo & Company(5)	2,259,501	2,259,501	7.21%	3.13%
Michael P. Connors(6)(7)(8)	7,410,937	13,910,937	23.63%	19.26%
Frank D. Martell(9)(10)	7,410,937	13,910,937	23.63%	19.26%
Earl H. Doppelt(10)(11)	7,410,937	13,910,937	23.63%	19.26%
Richard G. Gould(10)(12)	7,410,937	13,910,937	23.63%	19.26%
Robert J. Chrenc(8)(13)	93,750	93,750	*	*
Gerald S. Hobbs(8)(13)	—	—	—	—
R. Glenn Hubbard(8)(13)	93,750	93,750	*	*
Donald C. Waite III(8)(13)	—	—	—	—
Robert E. Weissman(8)(13)	93,750	93,750	*	*
Oenoke Partners, LLC	7,410,937	13,910,937	23.63%	19.26%
All directors and executive officers as a group (9 individuals)	7,692,187	14,192,187	24.53%	19.65%

*
Less than 1.0%

1.
Unless otherwise noted, the business address of each of the individuals is c/o Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902.

2.
Includes 3,979,300 shares of common stock owned by TCS Capital GP, LLC and 3,979,300 shares of common stock issuable upon exercise of warrants owned by TCS Capital GP, LLC. Eric Semler may be deemed to have beneficial ownership of these shares as a result of his being the principal of TCS Capital GP, LLC. The business address of TCS Capital GP, LLC and Eric Semler is 888 Seventh Avenue, Suite 1504, New York, NY 10019. The foregoing information was derived from a Schedule 13G/A, as filed with the SEC on February 14, 2008.

3.
Includes 4,556,030 shares of common stock owned by Morgan Stanley Investment Management, Inc. The business address of Morgan Stanley is 1585 Broadway. New York, NY 10036. The securities being reported upon by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Investment Management Inc., an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) as amended. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley. The business address of Morgan Stanley Investment Management, Inc. is 1221 Avenue of the Americas, New York, NY 10020. The foregoing information was derived from a Schedule 13G/A, as filed with the SEC on February 14, 2008. The natural person(s) having voting or control power over Morgan Stanley and Morgan Stanley Investment Management Inc. are not known to ISG.

4.
Janus Capital Management LLC ("Janus Capital") filed a Schedule 13G on February 14, 2008 on its own behalf and on behalf of its subsidiaries including Enhanced Investment Technologies LLC ("INTECH") and Perkins, Wolf, McDonnell and Company, LLC ("Perkins Wolf"). The business address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206. Janus Capital, Perkins Wolf and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 2,958,348 shares of ISG common stock held by such Managed Portfolios. The natural person(s) having voting or control power over Janus Capital are not known to ISG.

5.
Wells Fargo & Company filed a Schedule 13G on February 4, 2008 on its own behalf and on behalf of its subsidiaries including Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A. The business address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94163. The securities being reported upon by Wells Fargo & Company as a parent holding company are owned, or may be deemed to be beneficially owned, by Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A. The natural person(s) having voting or control power over Wells Fargo & Company are not known to ISG.

6.
These shares represent one hundred percent of the ISG shares of common stock and warrants held by Oenoke Partners, LLC. Mr. Connors owns twenty-five percent of the outstanding membership interests in Oenoke Partners, LLC and has beneficial ownership of the remaining seventy-five percent of the outstanding membership interests as a result of being the managing member of Oenoke Partners, LLC.

7.
Mr. Connors serves as Chairman of the Board and Chief Executive Officer.

8.
Each of these individuals is a director.

9.
Mr. Martell serves as Executive Vice President, Chief Financial Officer and Treasurer.

10.
Includes 7,410,937 shares of common stock and 6,500,000 warrants owned by Oenoke Partners, LLC. Each of Mr. Martell, Mr. Doppelt and Mr. Gould own twenty-five percent of the outstanding membership interest in Oenoke Partners, LLC and has beneficial ownership of the remaining seventy-five percent of outstanding membership interests as a result of having approval rights with respect to a sale of all or substantially all of the assets of Oenoke Partners, LLC.

11.
Mr. Doppelt serves as Executive Vice President, General Counsel and Corporate Secretary.

12.
Mr. Gould serves as Executive Vice President.

13.
Excludes 69,444 restricted stock units awarded to each of these directors on January 18, 2008, which vest in three equal installments on each of the first, second and third anniversaries of January 18, 2008 (or earlier in the event of a change of control of ISG or such director's death or disability).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, ISG's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC. Specific due dates for those reports have been established, and ISG is required to report herein any failure to file such reports by those due dates. Based on ISG's review of Forms 3, 4 and 5 filed by such persons, it believes that during the year ended December 31, 2007, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

STOCKHOLDER PROPOSALS AND NOMINATIONS

        Any stockholder desiring to submit a proposal to be presented for consideration in our 2009 Proxy Statement must submit such proposal, including proposals with respect to recommending director candidates, to us no later than the close of business on December 10, 2008. Under Rule 14a-8 of the Exchange Act, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the common stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such securities through the date on which the meeting is held. Any stockholder who wishes to present a proposal at our 2009 Annual Meeting, outside the processes of Rule 14a-8 of the Exchange Act, must submit such proposal to us no later than the close of business on February 1, 2009. All proposals should be sent by Certified Mail—Return Receipt Requested to the attention of the Corporate Secretary, Information Services Group, Inc., Four Stamford Plaza, 107 Elm Street, Stamford, CT 06902.

        Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee. Such notice must include the name, address, and number of shares owned by the stockholder making such recommendation; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. You must submit the nominee's consent to be elected and to serve. ISG may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee. The notice must be delivered to the Corporate Secretary, who will forward the notice to the Nominating and Corporate Governance Committee for consideration.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2008 Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,
Michael P. Connors Chairman of the Board and Chief Executive Officer

April 10, 2008

Information Services Group, Inc.

VOTE BY MAIL

Please sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Information Services Group, Inc., c/o Continental Stock Transfer & Trust Co., 17 Battery Place, 8th Floor, New York, NY 10004.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

INFORMATION SERVICES GROUP, INC. KEEP THIS PORTION FOR YOUR RECORDS

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Please mark
your votes
like this ☒

THE DIRECTORS RECOMMEND A VOTE “FOR” ALL NOMINEES AND ITEM 2.

Vote on Directors

1.	To elect as Directors of Information Services Group, Inc. the nominees listed below:

	Nominees	FOR	WITHHELD
	1a. Robert J. Chrenc	☐	☐
		FOR	WITHHELD
	1b. Gerald S. Hobbs	☐	☐

Vote on Proposal

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	☐	☐	☐
		YES	NO

Please indicate if you wish to review meeting materials electronically via the Internet rather than receiving a hard copy, please note that you will continue to receive a proxy card for voting purposes only.

		☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of each nominee and item 2.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature ________________________ Signature ________________________ Date _____________, 2008.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

INFORMATION SERVICES GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 13, 2008

The stockholder(s) hereby appoint(s) Earl H. Doppelt and Frank D. Martell, or either of them, as proxies, each with the power to appoint his substitute, revoking any proxies previously given and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Information Services Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on May 13, 2008, at the offices of the Company, Four Stamford Plaza, 107 Elm Street, Stamford, Connecticut and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSAL TWO.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED

REPLY ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

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Information Services Group, Inc. Four Stamford Plaza 107 Elm Street Stamford, Connecticut (203) 517-3100
Information Services Group, Inc. Four Stamford Plaza 107 Elm Street Stamford, Connecticut (203) 517-3100
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 13, 2008
TABLE OF CONTENTS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL NO. 2 RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
MANAGEMENT
COMPENSATION OF DIRECTORS AND OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS AND NOMINATIONS
TRANSACTION OF OTHER BUSINESS